Northwestern Mutual Series Fund, Inc.

Supplement Dated May 20, 2010 to the

Statutory Prospectus Dated May 1, 2010

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. dated May 1, 2010 (the “Prospectus”). You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Effective May 7, 2010, Brent A. Lynn replaced Laurent Saltiel as the portfolio manager of the International Growth Portfolio. The Prospectus is hereby amended to replace the biography for Mr. Saltiel currently set forth under the “International Growth Portfolio” paragraph of the “Portfolio Managers” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” with the following biography for Mr. Lynn:

“Brent A. Lynn, Vice President and Portfolio Manager of Janus, has been the portfolio manager of the International Growth Portfolio since May 2010. Mr. Lynn joined Janus in 1991 as a research analyst. He also manages other Janus accounts.”

Northwestern Mutual Series Fund, Inc.

International Growth Portfolio

Supplement Dated May 20, 2010 to the

Summary Prospectus for the International Growth Portfolio Dated May 1, 2010

The following information supplements the Summary Prospectus for the International Growth Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2010 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus. Please retain this Supplement for future reference.

Effective May 7, 2010, Brent A. Lynn replaced Laurent Saltiel as the portfolio manager of the International Growth Portfolio. The Summary Prospectus is hereby amended to replace the corresponding information in the “Portfolio Management” section of the Summary Prospectus for the International Growth Portfolio:

“Portfolio Manager: Brent A. Lynn, Vice President and Portfolio Manager of Janus, joined Janus in 1991 as a research analyst.”